                                                                    EXHIBIT 10.9


                                                               NUMBER 9710______

                                    WARRANT


THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND NEITHER THE WARRANTS NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED, CONVEYED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION, OR AN EXEMPTION THEREFROM, UNDER SAID ACT AND THE RULES AND REGULATIONS THEREUNDER.

                           SEARCH CAPITAL GROUP, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                             STOCK PURCHASE WARRANT

         This is to certify that, for value received, ____________, or registered assigns, ("Holder") is entitled to purchase, on or before ____________, 2007, at 5:00 p.m., in the Central Time Zone, __________ shares of $.01 par value Common Stock ("Stock") of Search Capital Group, Inc. (the "Company"), at $______ per share, upon presentation of this Warrant and payment of the purchase price at the office of Search Capital Group, Inc.; SUBJECT, HOWEVER, TO THE STATEMENT OF RIGHTS OF WARRANTHOLDERS PRINTED ON THE REVERSE HEREOF, and to which the Holder assents by acceptance of this Warrant.

         This Warrant is transferable on the same manner and with the same effect as in the case of a negotiable instrument payable to a specific person, subject to compliance with applicable securities laws. By accepting this Warrant, the Holder hereof agrees that, if and when this Warrant is properly assigned in blank, the Company may treat any bearer as absolute owner for all purposes, notwithstanding any notice to the contrary.

         This Warrant shall be void unless the subscription right herein granted is exercised on or before 5:00 p.m., ___________, 2007.

Attest:                                       Search Capital Group, Inc.


                                              By:
-------------------------                        ---------------------------
Secretary                                        George C. Evans
                                                 Chairman, President and CEO



        CORPORATE SEAL

                     STATEMENT OF RIGHTS OF WARRANT HOLDERS

         1. Reservation of stock. Company covenants that, while this Warrant is exercisable, it will reserve from its authorized and unissued Stock a sufficient number of shares to provide for the delivery of Stock pursuant to the exercise of this and all other similar warrants.

         2. Stockholder's rights. Until the valid exercise of this warrant, the Holder hereof shall not be entitled to any rights of a stockholder; but immediately upon the exercise of this Warrant and upon payment as provided herein, the Holder hereof shall be deemed a record holder of the Stock.

         3. Divisibility of Warrant. This Warrant may be divided into Warrants of one share or multiples thereof, upon surrender at the office of the Company.

         4. Fractional Warrants. Upon the exercise of this Warrant, no fractions of shares shall be issues; but fractional Warrants will be delivered, entitling the Holder, upon surrender with other fractional Warrants aggregating one or more full shares, to purchase such full shares.

         5. Payment of Taxes. Search shall pay all expenses and any and all United States federal, state and local taxes and other charges (and all foreign taxes and other charges imposed by any jurisdiction otherwise than by reason of a connection between the Holder and such jurisdiction) that may be payable in connection with the preparation, issuance and delivery of Warrants and Stock or other Certificates issuable upon exercise hereof, except that Search shall not be required to pay any tax based upon income and delivery of Warrants or Certificates for shares of Stock in a name other than that of the Holder of this Warrant.

         6. Transfer. This Warrant is transferable in the same manner and with the same effect as in the case of a negotiable instrument payable to a specific person, SUBJECT TO COMPLIANCE WITH APPLICABLE SECURITIES LAWS. Upon surrender of this Warrant to Company at the Company's office or agency with the assignment form annexed hereto as Exhibit 1 ("Assignment Form") duly executed, funds sufficient to pay any transfer tax, and a legal opinion reasonably satisfactory to Company that such transfer will not violate any applicable securities laws, Company shall, without charge, promptly execute and deliver a new Warrant in the name of the assignee named in such Assignment Form and this Warrant shall promptly be canceled; provided, however, that upon any such assignment there shall be filed with the Company the address of the registered owner of Warrants represented by each new Warrant delivered. If and when this Warrant is assigned in blank, the Company shall treat the bearer as the absolute owner of the Warrants represented hereby for all purposes and the Company shall not be affected by any notice to the contrary. A Warrant, if properly assigned, may be exercised by an assignee without having a new Warrant issued.

         7. Exercise of the Purchase Rights. The purchase rights set forth in this Warrant are exercisable by the Holder hereof, in whole or in part, at any time, or from time to time, prior to the expiration of the term set forth on the face hereof, by tendering to the Company at its office a notice of exercise in the form annexed hereto as Exhibit 2 ("Notice of Exercise"), duly completed and executed. Promptly upon receipt of the Notice of Exercise and the payment of the purchase price in accordance with the terms set forth below, and in no event later than twenty-one (21) days thereafter, the Company shall issue to the Holder a certificate for the number of shares Stock purchased and shall execute the Notice of Exercise indicating the number of shares which remain subject to future purchase, if any. The Exercise Price may be paid at the Holder's election either (i) by cash or check, or (ii) by surrender of Warrants ("Net Issuance") as determined below. If the Holder elects the Net Issuance method, the Company will issue Stock in accordance with the following formula:

         X  =  Y(A-B)
               ------
                 A

Where:   X  =    the number of shares of Stock to be issued to the Holder.
         Y  =    the number of shares of Stock requested to be exercised under this Warrant.
         A  =    the fair market value of one (1) share of stock.
         B  =    the Exercise Price of one (1) share of stock.

         As used herein, current fair market value of Stock shall mean with respect to each share of Stock:

         (i) if traded on a securities exchange, the fair market value shall be deemed to be the average of the closing prices over a twenty-one (21) day period ending three days before the day the current fair market value of the securities is being determined; or

         (ii) if actively traded over-the-counter, the fair market value shall be deemed to be the average of the closing bid and asked prices quoted on the NASDAQ system (or similar system) over the twenty-one (21) day period ending three days before the day the current fair market value of the securities is being determined;

         (iii) if at any time the Stock is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the current fair market value of Stock shall be the highest price per share which was paid by a willing and informed buyer under no compulsion to purchase to a willing and informed seller under no compulsion to sell as such purchase was recorded by the "market maker" of the Stock.

         8.      Adjustment of Shares.


         (a) If at any time while this Warrant is outstanding, there shall be any increase or decrease in the number of issued and outstanding shares of stock through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of shares, then, and in such event, appropriate adjustment shall be made in the number of shares and the exercise price per share thereof then subject to this Warrant, so that the same proportion of the Company's issued and outstanding shares shall remain subject to purchase at the same aggregate exercise price.

         (b) The Board may change the terms of this Warrant with respect to the exercise price or the number of shares subject to this Warrant, or both, when, in the Board's sole discretion, such adjustments become appropriate by reason of any corporate reorganization transaction.

         (c) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with a direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of or exercise price of shares then subject to this Warrant.

         9. Maintenance of Office or Agency. The Company shall at all times maintain an office or agency in the United States, where this Warrant may be presented or surrendered for subdivision, combination, registration of transfer or exchange and where notices and demands may be served upon the Company in respect of the Warrants. The registrar and transfer agent for this Warrant shall perform its duties as such hereunder promptly and in good faith. Such office or agency shall initially be located at 700 N. Pearl Street, Suite 400, L.B. 401, Dallas Texas 75201. The Company shall give the Holder prior written notice of any change in the address of such office or agency.

         10. GOVERNING LAW. THIS WARRANT SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO THE LAWS THEREOF RELATING TO CHOICE OF LAW.

         11. Captions. The captions of the sections and paragraphs of this Warrant have been inserted for convenience only and shall have not substantive effect.

         12. Notices. Any notice, request, demand, consent, or other communication pursuant to this Warrant shall be given when received and shall be given in writing, and delivered in person against receipt therefor, or sent by certified mail, postage as follows:

         (a) If to the Company, at: Search Capital Group, Inc., Plaza of the Americas, 700 N. Pearl Street, Suite 400, L.B. 401, Dallas, TX 75201,
Attn.: Warrant Transfer Agent, or at such other address as it shall hereafter furnish in writing to the Holder, or

         (b) If to the Holder, the address of the Holder as it appears on the Warrant ledger of the Company.

         IN WITNESS WHEREOF, Search Capital Group, Inc. has caused this Warrant to be signed in its name by its President and its corporate seal to be imprinted hereon and attested by its Secretary or Assistant Secretary.

   Dated:  As of the              day of                      , 199    .
                    ------------        ---------------------      ----

ATTEST:                                       SEARCH CAPITAL GROUP, INC.


                                              By:
--------------------------------                     ---------------------------
Secretary                                            Name:  George C. Evans
                                              Title: Chairman, President and CEO
               CORPORATE SEAL

                                   EXHIBIT 1

                                 PURCHASE FORM

           (TO BE EXECUTED UPON FULL OR PARTIAL EXERCISE OF WARRANT)


         The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Number 9710__ to purchase ________ shares of $.01 par value Common Stock ("Shares") and herewith tenders payment for such Shares to the order of Search Capital Group, Inc. (a) in the amount of $__________ ____ for __________ shares (b) or the requisite number of Shares as required by
Section 7 of the Statement of Rights of Warrant Holder contained on the reverse side of the Warrant Number 9710___ for _________ Shares. The undersigned requests that a Certificate for such Shares be registered in the name of Holder, whose address is ______________________________________________. If
said number of Shares is less than all of the Shares purchasable under this Warrant, the undersigned requests that a new Warrant representing the remaining balance of the shares be issued to and registered in the name of the undersigned.

    Dated:                         .
          -------------------------
                                        Signature:
                                                  ----------------------------
                                                  (Signature must conform in
                                                  all respects to name of
                                                  Holder as specified on the
                                                  face of this Warrant Number
                                                  9710___)

                                   EXHIBIT 2

                                ASSIGNMENT FORM

   (TO BE EXECUTED UPON FULL OR PARTIAL SALE OR ASSIGNMENT OF
                           WARRANT NUMBER 9710____)


         FOR VALUE RECEIVED, _____________________ hereby sells, assigns and transfers unto:

Name
    ----------------------------------------------------------------------------
                    (Please type or print in block letters)

Address
       -------------------------------------------------------------------------


the right to purchase ___________ Shares Search Capital Group, Inc. Stock represented by Warrant Number 9710____ to which this Assignment Form is attached as to which such right is exercisable and does hereby irrevocably constitute and appoint ___________________________________, attorney, to transfer the same on the books of Search Capital Group, Inc., with the full power of substitution in the premises.

    Dated:                         .
          -------------------------
                                        Signature:
                                                  ----------------------------
                                                  (Signature must conform in
                                                  all respects to name of
                                                  Holder as specified on the
                                                  face of this Warrant Number
                                                  9710___)